ABIGAIL PRINGLE SVP, STRATEGIC INITIATIVES AND PLANNING Exhibit 99.4

The Wendy’s Company
System Optimization
System Optimization
Financial Management
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
Global Growth
New Restaurant Development
Image / Experience Activation
Image / Experience Activation
North America Same-Store Sales Growth
North America Same-Store Sales Growth
The Wendy’s Company

The Wendy’s Company
IMAGE ACTIVATION UPDATE
Importance of PLACE
in our Recipe to Win
What is Image Activation – Wendy’s Approach
Prototype Performance
Activation Strategy & System Adoption
The Wendy’s Company

The Wendy’s Company Consumer Choices New QSRs The Wendy’s Company

The Wendy’s Company Consumer Choices Traditional QSRs The Wendy’s Company

The Wendy’s Company Consumer Expectations Stand Out Relevant Popular Choice The Wendy’s Company

Image Activation… makes everything else work better The Wendy’s Company

Image Activation… is more than a remodel… It is a BRAND REVITALIZATION… It is… “A CUT ABOVE” CUSTOMER EXPERIENCE The Wendy’s Company

The Wendy’s Company
WENDY’S IMAGE ACTIVATION
“A Cut Above” Customer Experience
MODERN FACILITY
“A” LEVEL OPERATIONS
CONTEMPORARY UNIFORMS
MENUBOARDS & PACKAGING
5-STAR ATHLETES
BRAND LOGO
SIGNAGE
The Wendy’s Company

The Wendy’s Company PITTSBURGH (2) COLUMBUS (2) VIRGINIA BEACH (2) PHOENIX (2) TORONTO (2)

The Wendy’s Company
PROTOTYPE PERFORMANCE
Consumer Insights on Restaurant Design – Exterior Consumer Insights on Restaurant Design – Exterior
All Four Exterior Designs Are Strong Performers,
Two Rise To Top
Modern,
not your typical QSR
Raised expectations
for the interior experience
and
food quality
Patios and prominent landscaping
signal fresh,
high quality food

The Wendy’s Company PROTOTYPE PERFORMANCE Top Designs The Wendy’s Company ULTRA MODERN URBAN

The Wendy’s Company
All Interiors are a “WOW” customer
experience
Welcoming, positive ambiance –
fireplaces, lounge seating, TVs
WiFi and Digital Menuboards
Seating variety and configuration,
booths are most popular
PROTOTYPE PERFORMANCE
Consumer Insights – Restaurant Design
The Wendy’s Company

The Wendy’s Company
PROTOTYPE PERFORMANCE
Consumer Insights – Restaurant Design Consumer Insights – Restaurant Design
Food Forward Experience Elevates Brand Quality
Redhead Roasters & Bakery Self-Serve Drinks Pick-Up Area
The Wendy’s Company

The Wendy’s Company
Restaurant designs have to be more than eye appeal
Create a lasting impression to build return visits
The total customer experience must be “A Cut Above”
Elevating standards for restaurant teams
Every single detail is important…from customer service
to cleaning the floor
PROTOTYPE PERFORMANCE
Consumer Insights – Customer Experience
The Wendy’s Company

The Wendy’s Company The Wendy’s Company
This is unlike any
Wendy’s I’ve seen!
Love the style,
lighting, colors!
I must commend everyone
that works at this location.
I don’t get this type of
attention in other fast
food restaurants.
We were pleased with the
friendliness of everyone we talked
to, from the person who took our
order and especially a young lady
named Ashley who checked on us
several times in the dining room.

The Wendy’s Company
Incremental sales across all dayparts
and product categories
Sales driven primarily by growth in transactions –
both new customers and repeat customers
Sustaining sales levels over time
PROTOTYPE PERFORMANCE
Sales Performance – Post Remodel
Reflects results at 8 U.S. restaurants.  Open between 4-11 months.
Exceeding
our target of 25%
incremental
sales
The Wendy’s Company

The Wendy’s Company
U.S. Sales Lift by Channel
PROTOTYPE PERFORMANCE TRENDS
Sales Performance – Post Remodel Sales Performance – Post Remodel
Reflects results at 8 U.S. restaurants.  Open between 4-11 months.
The Wendy’s Company
43%
14%
44%
-
Carry Out PUW Dine In

The Wendy’s Company The Wendy’s Company

The Wendy’s Company Production Design Development Maintained Critical Customer Elements Reduced Cost by ~35% Targeting ~$650-700K The Wendy’s Company PROTOTYPE PRODUCTION

The Wendy’s Company All 2012 remodels and most new builds Opening at “A Cut Above” Majority are Ultra Modern and Urban Production Design Plan The Wendy’s Company

The Wendy’s Company The Wendy’s Company Inline Design

The Wendy’s Company TIERED DESIGN STRATEGY Ultra Modern Inspiration The Wendy’s Company TIER I TIER II TIER III

The Wendy’s Company
TIERED DESIGN STRATEGY
TIER (Ultra Modern)
COST
Prototype $1.2M (Actual)
Production - Tier I $650-700K (Est.)
Tier II $500K (Est.)
Tier III $300K (Est.)
Critical to System Adoption and Achieving Expected Returns
Estimates based on Company’s current outlook; Excludes maintenance and other costs
The Wendy’s Company

The Wendy’s Company The Wendy’s Company
Market & Site Planning Critical To Success
EVALUATE
EVALUATE
RESTAURANT
RESTAURANT
SPECIFIC
SPECIFIC
CRITERIA
CRITERIA
Trade Area
Site Quality
Competitive Intensity
AUVs
Other
EVALUATE STRATEGIC
EVALUATE STRATEGIC
INITIATIVES OR ACTIONS
INITIATIVES OR ACTIONS
Image Activation Tier
Relocate/Rebuild
Breakfast
24 Hours
Other
DMA PLAN
DMA PLAN
Restaurant
Action
Plan

The Wendy’s Company
WHAT IS CRITICAL FOR SUCCESS
Franchisee Partnership
Image Activation Franchise Taskforce
Franchise Leadership Committees
Franchise Participation – Select Early Adopters
System Adoption
The Wendy’s Company

The Wendy’s Company The Wendy’s Company
Design Release – Franchise Participation
Planned System Release Timing
Tier I
Tier I
Available Q4 2012
Available Q4 2012
Tier II-III
Tier II-III
Available 2013
Available 2013

THIS IS OUR FUTURE The Wendy’s Company